                                                                   Exhibit 10.37

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                            WARRANT TO PURCHASE STOCK

Corporation:                 WEBSIDESTORY, INC., a California Corporation
Number of Shares:            250,000
Class of Stock:              Common
Initial Exercise Price:      $1.35 per share
Issue Date:                  August 11, 2000
Expiration Date:             August 11, 2003 (Subject to Article 4.1)

        THIS WARRANT CERTIFIES THAT, in consideration of the payment of $1.00 and for other good and valuable consideration, IMPERIAL CREDITCORP or its assignee ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this warrant, subject to the provisions and upon the terms and conditions set forth in this warrant.

                                    ARTICLE 1

                                    EXERCISE

        1.1 METHOD OF EXERCISE. Holder may exercise this warrant by delivering this warrant and a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

        1.2 CONVERSION RIGHT. In lieu of exercising this warrant as specified in
Section 1.1, Holder may from time to time convert this warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.5

        1.3 [Intentionally Omitted.]

        1.4 RIGHT TO PUT WARRANT. At Holder's option, in lieu of exercising its rights as set forth in Sections 1.1 or 1.2, Holder shall have the right to require the Company to purchase the warrant under the circumstances set forth on Exhibit A.

        1.5 FAIR MARKET VALUE. If the Shares are traded regularly in a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the

Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not regularly traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

        1.6 DELIVERY OF CERTIFICATE AND NEW WARRANT. Promptly after Holder exercises or converts this warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this warrant has not been fully exercised or converted and has not expired, a new warrant representing the Shares not so acquired.

        1.7 REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this warrant, the Company at its expense shall execute and deliver, in lieu of this warrant, a new warrant of like tenor.

        1.8 REPURCHASE ON SALE, MERGER, OR CONSOLIDATION OF THE COMPANY.

            1.8.1 "ACQUISITION." For the purpose of this warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

            1.8.2 MANDATORY ASSUMPTION OF WARRANT. Upon the closing of any Acquisition the successor entity shall assume the obligations of this warrant, and this warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The warrant Price shall be adjusted accordingly.


                                    ARTICLE 2

                            ADJUSTMENTS TO THE SHARES

        2.1 STOCK DIVIDENDS, SPLITS, ETC. If the Company declares or pays a dividend on its common stock payable in common stock, or other securities, subdivides the outstanding common stock into a greater or lesser amount, as applicable, of common stock, then upon exercise of this warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

        2.2 RECLASSIFICATION, EXCHANGE OR SUBSTITUTION. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this warrant, Holder shall be entitled to receive, upon exercise or conversion of this warrant, the number and kind of securities and property that Holder would have received for the Shares if this warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Articles of Incorporation upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

        2.3 ADJUSTMENTS FOR COMBINATIONS, ETC. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

        2.4 ADJUSTMENTS FOR DILUTING ISSUANCES. The Warrant Price and the number of Shares issuable upon exercise of this warrant shall be subject to adjustment, from time to time, in the manner set forth on EXHIBIT B, if attached, in the event of Diluting Issuances (as defined on EXHIBIT B).

        2.5 NO IMPAIRMENT. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares or its common stock other than as described above that adversely affects Holder's rights under this warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this warrant is unchanged.

        2.6 CERTIFICATE AS TO ADJUSTMENTS. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

                                    ARTICLE 3

                  REPRESENTATIONS AND COVENANTS OF THE COMPANY

        3.1 REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Holder as follows:

            (a) The initial Warrant Price referenced on the first page of this warrant is not greater than the fair market value of the Shares as of the date of this warrant.

            (b) All Shares which may be issued upon the exercise of the purchase right represented by this warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

            (c) The Company's capitalization table attached to this warrant is true and complete as of the Issue Date.

        3.2 NOTICE OF CERTAIN EVENTS. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; or (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; and (2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event).

        3.3 INFORMATION RIGHTS. So long as the Holder holds this warrant and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all communiques to the shareholders of the Company, (b) within ninety (90) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing and (c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company's quarterly, unaudited financial statements.

                                    ARTICLE 4

                                  MISCELLANEOUS

        4.1 TERM: NOTICE OF EXPIRATION. This warrant is exercisable in whole or in part, at any time and from time to time on or before the Expiration Date set forth above; provided, however, that if the Company completes its initial public offering within the three-year period immediately prior to the Expiration Date, the Expiration Date shall automatically be extended until the second anniversary of the effective date of the Company's initial public offering. If this warrant has not been exercised prior to the Expiration Date, this warrant shall be deemed to have been automatically exercised on the Expiration Date by "cashless" conversion pursuant to Section 1.2.

        4.2 LEGENDS. This warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

        4.3 COMPLIANCE WITH SECURITIES LAWS ON TRANSFER. This warrant and the Shares issuable upon exercise of this warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

        4.4 TRANSFER PROCEDURE. Subject to the provisions of Section 4.3, Holder may transfer all or part of this warrant or the Shares issuable upon exercise of this warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the warrant being transferred setting forth the name(s), address(es) and taxpayer identification number(s) of the transferee(s) and surrendering this warrant to the Company for reissuance of new warrants to (a) the transferee(s), in such denomination as shall be requested by Holder, and (b) Holder, covering the number of shares in respect of which the warrant shall not have been transferred (if applicable); provided, however, that Holder may transfer all or part of this warrant to its affiliates, including, without limitation, Imperial Bancorp, at any time without notice to the Company, and such affiliate shall then be entitled to all the rights of Holder under this warrant and any related agreements, and the

Company shall cooperate fully in ensuring that any stock issued upon exercise of this warrant is issued in the name of the affiliate that exercises the warrant. The terms and conditions of this warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective permitted successors and assigns. Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this warrant to any person who directly competes with the Company.

        4.5 NOTICES. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such Holder from time to time. All notices to the Holder shall be addressed as follows:

                      Imperial Creditcorp
                      Attn:  Controllers Department
                      P.O. Box 92991
                      Los Angeles, CA 90009-2991

               with a copy to:

                      Imperial Creditcorp
                      Attn:  Warrant Administrator
                      Special Markets Division
                      P.O. Box 7279
                      San Francisco, CA 94120-7279

        4.6 WAIVER. This warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

        4.7 ATTORNEYS' FEES. In the event of any dispute between the parties concerning the terms and provisions of this warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

        4.8 GOVERNING LAW. This warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

                                           WEBSIDESTORY, INC.


                                           By: /s/ Terance Kinninger
                                               ---------------------------------
                                           Name: Terance Kinninger
                                                 -------------------------------

                                           Title: CFO
                                                  ------------------------------

                                           By: /s/ John J. Hentrich
                                               ---------------------------------

                                           Name: John J. Hentrich
                                               ---------------------------------

                                           Title: CEO
                                                  ------------------------------


Authorized signatories under Corporate Resolutions to Borrow or an authorized signer(s) under a resolution covering warrants must sign the warrant.

                                   APPENDIX 1

                               NOTICE OF EXERCISE


        1. The undersigned hereby elects to purchase ______________ shares of the ______________ stock of WEBSIDESTORY, INC., pursuant to the terms of the attached warrant, and tenders herewith payment of the purchase price of such shares in full.

        1. The undersigned hereby elects to convert the attached warrant into shares in the manner specified in the warrant. This conversion is exercised with respect to ______________ of the shares covered by the warrant.

        [STRIKE PARAGRAPH THAT DOES NOT APPLY.]

        2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

               Imperial Creditcorp
               Attn: Controllers Department
               P.O. Box 92991
               Los Angeles, CA 90009
               Or Registered Assignee

        3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

IMPERIAL CREDITCORP or Registered Assignee


_________________________________________
(Signature)


_________________________________________
(Date)

                                    EXHIBIT A

                                    PUT RIGHT


        Subject to the succeeding sentence, upon written notice to the Company, Holder shall have the right (the "Put Right") to require that the Company purchase the warrant from Holder in consideration of the Company's payment to Holder (due seven days after receipt of Holder's written notice) of $200,000; provided that the Put Right shall expire upon the consummation of an IPO (as such term is defined in that certain Loan Agreement by and between the Company and Holder dated of even date herewith) prior to December 15, 2000. The foregoing notwithstanding, Holder may only exercise the Put Right during the first to occur of the following periods:

        1.     On or after December 15, 2000; or

        2. Subsequent to the closing of the merger, consolidation or sale of assets of the Company; or

        3. Subsequent to the liquidation, dissolution or winding up of the Company.









                                   EXHIBIT A

                                    EXHIBIT B

                               IMPERIAL CREDITCORP
                             ANTI-DILUTION AGREEMENT


        THIS ANTI-DILUTION AGREEMENT is entered into as of August 11, 2000, by and between IMPERIAL CREDITCORP ("Purchaser") and WEBSIDESTORY, INC. (the "Company").

                                    RECITALS

        A. Concurrently with the execution of this Anti-dilution Agreement, the Purchaser is purchasing from the Company a Warrant to Purchase Stock (the "Warrant") pursuant to which Purchaser has the right to acquire from the Company the Shares (as defined in the Warrant).

        B. By this Anti-dilution Agreement, the Purchaser and the Company desire to set forth the adjustment in the number of Shares issuable upon exercise of the Warrant as a result of a Diluting Issuance (as defined below).

        C. Capitalized terms used herein shall have the same meaning as set forth in the Warrant.

        NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

        SECTION 1. DEFINITIONS. AS USED IN THIS ANTI-DILUTION AGREEMENT, THE
                   FOLLOWING TERMS HAVE THE FOLLOWING RESPECTIVE MEANINGS:

                             (a) "Option" means any right, option or warrant to
                   subscribe for, purchase or otherwise acquire common stock or Convertible Securities.

                             (b) "Convertible Securities" means any evidences of
                   indebtedness, shares of stock or other securities directly or indirectly convertible into or exchangeable for common stock.

                             (c) "Issue" means to grant, issue, sell, assume or
                   fix a record date for determining persons entitled to receive any security (including Options), whichever of the foregoing is the first to occur.

                             (d) "Additional Common Shares" means all common
                   stock (including reissued shares) Issued (or deemed to be issued pursuant to Section 2) after the date of the Warrant. Additional Common Shares does not include, however, any common stock Issued in a transaction described in Sections
                   2.1 and 2.2 of the Warrant; any common stock Issued upon conversion of preferred stock outstanding on the date of the Warrant; the Shares; or common stock Issued as incentive or in a

                                    EXHIBIT B
                   nonfinancing transaction to employees, officers, directors or consultants to the Company.

                             (e) The shares of common stock ultimately Issuable
                   upon exercise of an Option (including the shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security Issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security Issued pursuant to an Option) shall be deemed Issued upon Issuance of the Convertible Security.

        SECTION 2. DEEMED ISSUANCE OF ADDITIONAL COMMON SHARES.

            The shares of common stock ultimately Issuable upon exercise of an Option (including the shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security Issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security Issued pursuant to an Option) shall be deemed Issued upon Issuance of the Convertible Security. The maximum amount of common stock Issuable is determined without regard to any future adjustments permitted under the instrument creating the Options or Convertible Securities.

        SECTION 3. ADJUSTMENT OF WARRANT PRICE FOR DILUTING ISSUANCES.

        3.1 Weighted Average Adjustment. If the Company issues Additional Common Shares after the date of the Warrant and the consideration per Additional Common Share (determined pursuant to Section 9) is less than the Warrant Price in effect immediately before such Issue (a "Diluting Issuance"), other than with respect to shares issued to (a) the Company's employees, officer or directors in connection with their employment or retention of services not to exceed the number of Shares reserved in the Company's existing equity financing plans, or
(b) customers or vendors in connection with bona fide business transactions, the Warrant Price in effect immediately before such Issue shall be reduced, concurrently with such Issue, to a price (calculated to the nearest hundredth of a cent) determined by multiplying the Warrant Price by a fraction:

        (a) the numerator of which is the amount of common stock outstanding immediately before such Issue plus the amount of common stock that the aggregate consideration received by Company for the Additional Common Shares would purchase at the Warrant Price in effect immediately before such Issue, and

        (b) the denominator of which is the amount of common stock outstanding immediately before such Issue plus the number of such Additional Shares.


                                    EXHIBIT B

        (3.2) Adjustment of Number of Shares. Upon each adjustment of the Warrant Price, the number of Shares Issuable upon exercise of the Warrant shall be increased to equal the quotient obtained by dividing (a) the product resulting from multiplying (i) the number of Shares Issuable upon exercise of the Warrant and (ii) the Warrant Price, in each case as in effect immediately before such adjustment, by (b) the adjusted Warrant Price.

        3.3 Securities Deemed Outstanding. For the purpose of this Section 3, all securities Issuable upon exercise of any outstanding Convertible Securities or Options, Warrants, or other rights to acquire securities of the Company shall be deemed to be outstanding.

        SECTION 4. NO ADJUSTMENT FOR ISSUANCES FOLLOWING DEEMED ISSUANCES.

            No adjustment to the Warrant Price shall be made upon the exercise of Options or conversion of Convertible Securities.

        SECTION 5. ADJUSTMENT FOLLOWING CHANGES IN TERMS OF OPTIONS OR
                   CONVERTIBLE SECURITIES.

            If the consideration payable to, or the amount of common stock Issuable by, the Company increases or decreases, respectively, pursuant to the terms of any outstanding Options or Convertible Securities, the Warrant Price shall be recomputed to reflect such increase or decrease. The recomputation shall be made as of the time of the Issuance of the Options or Convertible Securities. Any changes in the Warrant Price that occurred after such Issuance because other Additional Common Shares were Issued or deemed Issued shall also be recomputed.

        SECTION 6. RECOMPUTATION UPON EXPIRATION OF OPTIONS OR CONVERTIBLE
                   SECURITIES.

            The Warrant Price computed upon the original Issue of any Options or Convertible Securities, and any subsequent adjustments based thereon, shall be recomputed when any Options or rights of conversion under Convertible Securities expire without having been exercised. In the case of Convertible Securities or Options for common stock, the Warrant Price shall be recomputed as if the only Additional Common Shares Issued were the shares of common stock actually Issued upon the exercise of such securities, if any, and as if the only consideration received therefor was the consideration actually received upon the Issue, exercise or conversion of the Options or Convertible Securities. In the case of Options for Convertible Securities, the Warrant Price shall be recomputed as if the only Convertible Securities Issued were the Convertible Securities actually Issued upon the exercise thereof, if any, and as if the only consideration received therefor was the consideration actually received by the Company (determined pursuant to Section 9), if any, upon the Issue of the Options for the Convertible Securities.

        SECTION 7. LIMIT ON READJUSTMENTS.

            No readjustment of the Warrant Price pursuant to Sections 5 or 6 shall increase the Warrant Price more than the amount of any decrease made in respect of the Issue of any Options or Convertible Securities.

                                    EXHIBIT B

        SECTION 8. 30 DAY OPTIONS.

            In the case of any Options that expire by their terms not more than 30 days after the date of Issue thereof, no adjustment of the Warrant Price shall be made until the expiration or exercise of all such Options.

        SECTION 9. COMPUTATION OF CONSIDERATION.

            The consideration received by the Company for the Issue of any Additional Common Shares shall be computed as follows:

                        (a) Cash shall be valued at the amount of cash received
                by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends.

                        (b) Property. Property, other than cash, shall be
                computed at the fair market value thereof at the time of the Issue as determined in good faith by the Board of Directors of the Company.

                        (c) Mixed Consideration. The consideration for
                Additional Common Shares Issued together with other property of the Company for consideration that covers both shall be determined in good faith by the Board of Directors.

                        (d) Options and Convertible Securities. The
                consideration per Additional Common Share for Options and Convertible Securities shall be determined by dividing:

                                (i) the total amount, if any, received or
                        receivable by the Company for the Issue of the Options or Convertible Securities, plus the minimum amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon exercise of the Options or conversion of the Convertible Securities, by

                                (ii) the maximum amount of common stock (as set
                        forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) ultimately Issuable upon the exercise of such Options or the conversion of such Convertible Securities.

        SECTION 10. GENERAL.


                                    EXHIBIT B

        10.1 Governing Law. This Anti-dilution Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

        10.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        10.3 Entire Agreement. Except as set forth below, this Anti-dilution Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

        10.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to Purchaser at Purchaser's address as set forth below, or at such other address as Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at the Company's address set forth below, or at such other address as the Company shall have furnished to the Purchaser in writing.

        10.5 Severability. In case any provision of this Anti-dilution Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Anti-dilution Agreement shall not in any way be affected or impaired thereby.

        10.6 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Anti-dilution Agreement.

        10.7 Counterparts. This Anti-dilution Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

PURCHASER:                               ISSUER:

IMPERIAL CREDITCORP                      WEBSIDESTORY, INC.



BY: /s/  JIM RUTTER                     BY: /s/ Terance Kinninger
   --------------------------------        ------------------------------------
NAME:   Jim Rutter                      NAME:  Terance Kinninger
     ------------------------------          ----------------------------------
TITLE:                                  TITLE:   CFO
      -----------------------------           ---------------------------------
ADDRESS:                                ADDRESS: 10182 Telesis Court, San Diego,
                                                  CA  92121
        ---------------------------              -------------------------------


                                    EXHIBIT B